Earnings per share (Tables)	12 Months Ended
Dec. 31, 2022
Earnings per share [abstract]
Summary of earnings per share

	for the year ended December 31, 2022	for the year ended December 31, 2021	for the year ended December 31, 2020
Net loss for the period	$(12,851)	$(38,339)	$(6,780)
Less accumulated preferred dividend yield	—	(4,205)	(16,900)
Total	(12,851)	(42,544)	(23,680)
Weighted average number of shares (thousands)	119,076	99,261	21,439
Basic and diluted loss per share	$(0.11)	$(0.43)	$(1.10)